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                                                                   EXHIBIT 10.25


                          REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT, dated as of February 4, 2005 (this "Agreement"), by and between Henry Birks & Sons Inc., a Canadian corporation (the "Company"), and Prime Investments SA, a Luxembourg corporation (the "Holder").

            WHEREAS the Holder holds 1,012,228 Series A Preferred Shares Series A (the "Preferred Shares") of the Company and a US$2,500,000 Secured Convertible Note, dated as of September 30, 2002, as amended (the "Note" and, together with the Preferred Shares, the "Convertible Securities"), of the Company.

            WHEREAS the Convertible Securities are convertible into, or may be exchanged for, Class A Voting Shares, without par value (the "Class A Shares"), of the Company.

            NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

            1. Definitions. (a) Unless otherwise defined herein, the terms below shall have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

            "Affiliate" shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.

            "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing.

            "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which commercial banks are required or permitted by law to be closed in the City of New York in the State of New York or in the City of Montreal in the Province of Quebec.

            "Control" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

            "Holder" shall mean the Holder, and any transferee of the Holder to whom Registrable Securities are permitted to be transferred in accordance with the terms of this Agreement, and, in each case, who continues to be entitled to the rights of the Holder hereunder.


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            "NASD" shall mean the National Association of Securities Dealers,
Inc., or any successor entity thereof.

            "Person" shall mean any individual, corporation, partnership, joint venture, firm, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

            "Registrable Securities" shall mean (a) any Class A Shares (i) issued by the Company to the Holder upon conversion or exchange of the Convertible Securities and (ii) held by the Holder and (b) any Securities issuable or issued or distributed in respect of any of the Class A Shares identified in clause (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, (i) Registrable Securities shall cease to be Registrable Securities when a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement and (ii) the Registrable Securities of the Holder shall not be deemed to be Registrable Securities at any time when the entire amount of such Registrable Securities then held by the Holder, in the opinion of counsel reasonably satisfactory to the Company and the Holder, may be resold to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three month period.

            "Registration Statement" shall mean the Piggy-Back Registration Statement.

            "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

            "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

            (b) The following terms have the meanings set forth in the Section set forth opposite such term:


            TERM                                           SECTION
            ----                                           -------
            Blackout Period                                6
            Class A Shares                                 Recitals
            Indemnified Party                              7(d)
            Indemnifying Party                             7(d)
            Maximum Number of Securities                   2(c)
            Piggy-Back Registration                        2(a)
            Piggy-Back Registration Statement              2(a)


            2.    Piggy-Back Registration.


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            (a)   If the Company proposes to file on its behalf and/or on behalf of any holder of its securities a registration statement under the Securities
Act on any form (other than a registration statement on Form S-4, F-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the registration of Class A Shares (a "Piggy-Back Registration"), it will give written notice to the Holder at least twenty (20) days before the initial filing with the SEC of such piggy-back registration statement (a "Piggy-Back Registration Statement"), which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as the Holder may request.

            (b) If the Holder desires to have Registrable Securities registered under this Section 2 the Holder shall advise the Company in writing within ten (10) days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number or amount of Registrable Securities for which registration is so requested, subject to paragraph (c) below, and shall use its reasonable efforts to effect registration of such Registrable Securities under the Securities Act.

            (c) If the Piggy-Back Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises that, in its opinion, the amount of Registrable Securities requested to be included in the Piggy-Back Registration in addition to the securities being registered by the Company would be greater than the total number of securities which can be sold in the offering without having a material adverse effect on the distribution of such securities or otherwise having a material adverse effect on the marketability thereof (the "Maximum Number of Securities"), then:

            (i) in the event Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration first, the securities the Company proposes to register and second, the securities of all other selling security holders, including the Holder, to be included in such Piggy-Back Registration in an amount which together with the securities the Company proposes to register, shall not exceed the Maximum Number of Securities, such amount to be allocated among such selling security holders on a pro rata basis (based on the number of securities of the Company held by each such selling security holder including the Holder);

            (ii) in the event any holder of Securities of the Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration first, the securities such initiating security holder proposes to register, second, the securities of any other selling security holders (including the Holder), in an amount which together with the securities the initiating security holder proposes to register, shall not exceed the Maximum Number of Securities, such amount to be allocated among such other selling security holders on a pro rata basis (based on the number of securities of the Company held by each such selling security holder including the Holder) and third, any securities the Company proposes to register, in an amount which together with the securities the



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      initiating security holder and the other selling security holders propose to register, shall not exceed the Maximum Number of Securities;

            (d) The Company will not hereafter enter into any agreement, which is inconsistent with the rights of priority provided in paragraph (c) above.

            3. Blackout Periods. The Company shall have the right to delay the filing or effectiveness of a Registration Statement required pursuant to
Section 2 hereof during no more than two (2) periods aggregating to not more than 90 days in any twelve-month period (a "Blackout Period") in the event that
(i) the Company would, in accordance with the advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of the Company's Board of Directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any financing, acquisition, merger, disposition of assets (not in the ordinary course of business), corporate reorganization or other similar transaction in which the Company is engaged or in respect of which the Company proposes to engage in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there is an event or state of facts relating to the Company which is material to the Company the disclosure of which would, in the reasonable judgment of the Company be adverse to its interests; provided, however, that the Company shall delay during such Blackout Period the filing or effectiveness of any Registration Statement required pursuant to the registration rights of the holders of any Securities of the Company. The Company shall promptly give the Holder written notice of such Blackout Period containing an approximation of the anticipated delay.

            4. Registration Procedures. If the Company is required by the provisions of Section 2 to use its reasonable efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

            (a) prepare and file with the SEC a Registration Statement with respect to such securities and use its reasonable efforts to cause such Registration Statement promptly to become and remain effective for a period of time required for the disposition of such Securities by the holders thereof but not to exceed 30 days (or 90 days in the case of a Registration Statement filed pursuant to Rule 415 of the Securities Act); provided, however, that before filing such registration statement or any amendments thereto (for purposes of this subsection, amendments shall not be deemed to include any filing that the Company is required to make pursuant to the Exchange Act), the Company shall furnish the representatives of the Holder referred to in Section 5(m) copies of all documents proposed to be filed;

            (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 30 days;


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            (c)   furnish to the Holder such number of conformed copies of the applicable Registration Statement and each such amendment and supplement thereto (including in each case all exhibits), and of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Holder may reasonably request;

            (d) use its reasonable efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States as the Holder shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by the Holder (provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that the Holder submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless the Holder agrees to do so), and do such other reasonable acts and things as may be required of it to enable the Holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

            (e) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

            (f) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC;

            (g) use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are listed or traded;

            (h)   give written notice to the Holder:

                  (i) when such Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;

                  (iii) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Class A



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            Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (iv) of the happening of any event that requires the Company to make changes in such Registration Statement or the prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);

            (i) use its reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible time;

            (j) furnish to the Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those, if any, incorporated by reference);

            (k) upon the occurrence of any event contemplated by Section 4(h)(iv) above, promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holder, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holder in accordance with Section 4(h)(iv) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holder shall suspend use of such prospectus and use its reasonable efforts to return to the Company all copies of such prospectus other than permanent file copies then in the Holder's possession, and the period of effectiveness of such Registration Statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date the Holder shall have received such amended or supplemented prospectus pursuant to this Section 4(k);

            (l) make reasonably available for inspection by the Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Holder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with the registration; and

            (m) use reasonable efforts to procure the cooperation of the Company's transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holder or the underwriters.


                                       6
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            It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Securities which are to be registered at the request of the Holder that the Holder shall furnish to the Company such information regarding the Securities held by the Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

            5. Expenses. All expenses incurred in connection with each registration pursuant to Section 2 of this Agreement, excluding underwriters' discounts and commissions and broker fees and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance), fees of the NASD or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company, shall be paid by the Company, except that:

            (a) all such expenses in connection with any amendment or supplement to a Registration Statement or prospectus filed more than 30 days after the effective date of such Registration Statement because the Holder has not effected the disposition of the Securities requested to be registered shall be paid by the Holder;

            (b) The Holder shall bear and pay the (i) underwriting commissions and discounts and broker fees and commissions applicable to securities offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement and (ii) any fees and expenses incurred in respect of counsel or other advisors to the Holder.

            6. Rule 144 Information. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

            (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; and

            (ii) use its reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.


            7.    Indemnification and Contribution.

            (a) The Company shall indemnify and hold harmless the Holder, the Holder's directors and officers, each person who participates in the offering of such Registrable Securities, including underwriters (as defined in the Securities Act), and each person, if any, who controls the Holder or participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings



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in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each the Holder, the Holder's directors and officers, such participating person or controlling person for any legal or other expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties) in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company; provided, further, that the Company shall not be liable to the Holder, the Holder's directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with information furnished expressly for use in connection with such registration by the Holder, the Holder's directors and officers, participating person or controlling person.

            (b) If the Holder joins in a Registration Statement, the Holder shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished by or on behalf of the Holder expressly for use in connection with such Registration Statement; and the Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties) in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, and provided, further, that the liability of the Holder hereunder shall be limited to the aggregate proceeds received by the Holder in connection with


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the sale of Registrable Securities pursuant to a Piggy-Back Registration
Statement under the Securities Act.

            (c)   If the indemnification provided to any Person for in this
Section 7 (the "Indemnified Party") from the indemnifying party (the "Indemnifying Party") is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. If the allocation provided in this paragraph (c) is not permitted by applicable law, the parties shall contribute based upon the relevant benefits received by the Company from the initial issuance of the Registrable Securities to the Holder on the one hand and the proceeds received by the Holder from the sale of the Registrable Securities pursuant to a Piggy-Back Registration Statement on the other.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (d) Any Indemnified Party agrees to give prompt written notice to the Indemnifying Party after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnified Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnifying Party hereunder unless such failure is materially prejudicial to the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either


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(A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent.

            (e) The agreements contained in this Section 7 shall survive the transfer of the Registered Securities by the Holder and sale of all the Registrable Securities pursuant to any registration statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Holder or such director, officer or participating or controlling Person.

            8. Certain Additional Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of the Holder (i) if the Holder or any underwriter of such Registrable Securities shall fail to furnish to the Company necessary information in respect of the distribution of such Registrable Securities, or (ii) if such registration involves an underwritten offering, such Registrable Securities are not included in such underwritten offering on the same terms and conditions as shall be applicable to the other Securities being sold through underwriters in the registration or the Holder fails to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering. In addition, the Holder agrees not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act and to enter into a customary lock-up agreement with the managing underwriter for an offering, during the 180-day period beginning on the effective date of any Piggy-Back Registration Statement or other underwritten offering (initiated by the Company) (except as part of such registration), and the Company agrees to use its reasonable efforts to cause its executive officers to enter into a lock-up agreement of the same term, in each case if and to the extent requested by the managing underwriter for such offering and if the Company and its directors, executive officers and other significant stockholders enter into similar agreements.

            9. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities, which is inconsistent in any material respects with the rights granted to the Holder in this Agreement.

            10.   Miscellaneous.

            (a) Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

            (b) Amendments and Waivers; Assignment. (i) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party or parties against whom the waiver is to be effective.


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            (ii)  No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            (c) Notice Generally. All notices, request, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by notice given in accordance with this Section 10(c):

            (i)   If to the Holder, at:

                  46A, avenue J.F. Kennedy
                  1855 Luxembourg
                  Luxembourg
                  attention:  Manacor / Marco Dijkerman
                  Facsimile: 011-352-421961

            (ii)  If to the Company, at

                  1240 Phillips Square
                  Montreal Quebec
                  H3B 3H4
                  Attention: General Counsel
                  Facsimile: (514) 397-2577

or at such other address as may be substituted by notice given as herein provided.

            (d) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. Except as provided in Section 7, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

            (e) Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

            (f) Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            (i) Any claim, action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be heard and determined in any New York state or federal court sitting in The City of New York, County of Manhattan, and each of the


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


      parties hereto hereby consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom in any such claim, action, suit or proceeding) and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such claim, action, suit or proceeding in any such court or that any such claim, action, suit or proceeding that is brought in any such court has been brought in an inconvenient forum.

            (ii) Subject to applicable law, process in any such claim, action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing and subject to applicable law, each party agrees that service of process on such party as provided in Section 10(c) shall be deemed effective service of process on such party. Nothing herein shall affect the right of any party to serve legal process in any other manner permitted by law or at equity. WITH RESPECT TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT, EACH OF THE PARTIES IRREVOCABLY WAIVES AND RELEASES TO THE OTHER ITS RIGHT TO A TRIAL BY JURY, AND AGREES THAT IT WILL NOT SEEK A TRIAL BY JURY IN ANY SUCH PROCEEDING.

            (g) Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

            (h) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

            (i) Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

            (j) Construction. Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and that no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any Dispute relating to, in connection with or involving this Agreement. Accordingly, the parties hereto hereby waive the benefit of any rule of law or any legal decision that would require, in cases of uncertainty, that the language of a contract should be interpreted most strongly against the party who drafted such language.

                        [SIGNATURE APPEARS ON NEXT PAGE]


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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                               HENRY BIRKS & SONS INC.


                               By:  /s/ Thomas A. Andruskevich
                                    --------------------------------------------
                                    Name:  Thomas A. Andruskevich
                                    Title: President and Chief Executive Officer


                               PRIME INVESTMENTS SA


                               By:  /s/ Marco Dijkerman
                                    --------------------------------------
                                    Name:  Marco Dijkerman
                                    Title:






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